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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                   ----------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 26, 2006

                                    RPC, INC.
             (Exact name of registrant as specified in its charter)

                                   ----------

          Delaware                        1-8726                 58-1550825
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

                 2170 Piedmont Road, NE, Atlanta, Georgia 30324
               (Address of principal executive office) (zip code)

       Registrant's telephone number, including area code: (404) 321-2140

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item 2.02 Results of Operations and Financial Condition.

On April 26, 2006, RPC, Inc. issued a press release entitled "RPC, Inc. Reports 2006 First Quarter Financial Results," that announced the financial results for the first quarter ended March 31, 2006.

Item 9.01 Financial Statements and Exhibits.

      (c) Exhibits.

      Exhibit 99 - Press Release dated April 26, 2006

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, RPC, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             RPC, Inc.

Date: April 26, 2006                       /s/ BEN M. PALMER
                                           -------------------------------------
                                           Ben M. Palmer
                                           Vice President,
                                           Chief Financial Officer and Treasurer

                                                     Three Months Ended March 31
                                                     ---------------------------
                                                         2006           2005
                                                     ---------------------------
                                                             (in thousands)
Revenues:
   Technical services                                $ 114,761        $  77,958
   Support services                                     21,263           14,355
   Other                                                     0               17
--------------------------------------------------   ---------        ---------
Total revenues                                       $ 136,024        $  92,330
--------------------------------------------------   ---------        ---------
Operating Profit:
   Technical services                                $  36,239        $  14,788
   Support services                                      5,191            2,171
   Other                                                     0             (165)
   Corporate expenses                                   (2,945)          (2,561)
   Gain on disposition of assets, net                    1,032              626
--------------------------------------------------   ---------        ---------
Total operating profit                               $  39,517        $  14,859
--------------------------------------------------   ---------        ---------
Other income, net                                          261            1,270
Interest income, net                                       153               92
--------------------------------------------------   ---------        ---------
Income before income taxes                           $  39,931        $  16,221
==================================================   =========        =========

RPC INCORPORATED AND SUBSIDIARIES

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CONSOLIDATED STATEMENTS OF OPERATIONS  (In thousands except per share data)
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Periods ended March 31, (Unaudited)                    First Quarter
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                                                                       % BETTER
                                                2006         2005       (WORSE)
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REVENUES                                       $136,024    $92,330       47.3%
COSTS AND EXPENSES:
Cost of services rendered and goods sold         65,751     50,411      (30.4)
Selling, general and administrative expenses     21,083     18,406      (14.5)
Depreciation and amortization                    10,705      9,280      (15.4)
Gain on disposition of assets, net               (1,032)      (626)      64.9
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Operating profit                                 39,517     14,859      165.9
Interest income, net                                153         92       66.3
Other income, net                                   261      1,270      (79.4)
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Income before income taxes                       39,931     16,221      146.2
Income tax provision                             15,031      6,294     (138.8)
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NET INCOME                                     $ 24,900    $ 9,927      150.8%
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EARNINGS PER SHARE
   Basic                                       $   0.39    $  0.15      160.0%
                                ================================================
   Diluted                                     $   0.38    $  0.15      153.3%
                                ================================================
AVERAGE SHARES OUTSTANDING
     Basic                                       63,354     63,920
                                               ======================
     Diluted                                     65,831     66,049
                                               ======================

RPC INCORPORATED AND SUBSIDIARIES

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CONSOLIDATED BALANCE SHEETS
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At March 31, (Unaudited)                                    (In thousands)
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                                                          2006           2005
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ASSETS
Cash and cash equivalents                              $   7,386      $  22,272
Accounts receivable, net                                 116,165         79,805
Inventories                                               15,090         11,565
Deferred income taxes                                      4,273          5,151
Income taxes receivable                                     --              286
Prepaid expenses and other current assets                  3,542          3,462
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  Total current assets                                   146,456        122,541
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Property, plant and equipment, net                       156,159        117,941
Goodwill                                                  24,093         20,468
Other assets                                               4,254          3,162
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  Total assets                                         $ 330,962      $ 264,112
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LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable                                       $  31,066      $  23,804
Accrued payroll and related expenses                       9,872          7,645
Accrued insurance expenses                                 3,606          3,844
Accrued state, local and other taxes                       1,781          1,581
Income taxes payable                                       2,393           --
Current portion of long-term debt                           --            2,000
Other accrued expenses                                       503          5,086
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  Total current liabilities                               49,221         43,960
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Accrued insurance expenses                                 6,479          6,294
Pension liabilities                                       11,798         10,527
Deferred income taxes                                      7,777         11,467
Other long-term liabilities                                  789          1,372
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  Total liabilities                                       76,064         73,620
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Common stock                                               6,480          6,521
Capital in excess of par value                            14,584         28,668
Retained earnings                                        241,637        168,411
Deferred compensation                                       --           (6,335)
Accumulated other comprehensive loss                      (7,803)        (6,773)
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  Total stockholders' equity                             254,898        190,492
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  Total liabilities and stockholders' equity           $ 330,962      $ 264,112
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Certain prior year balances have been reclassified to conform with current year presentation.

RPC INCORPORATED AND SUBSIDIARIES

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CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

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Three months ended March 31, (Unaudited)             (In thousands)

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                                                          2006           2005
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Operating Activities:
   Net income                                          $  24,900      $   9,927
   Depreciation, amortization and
     other non-cash charges                               11,405          9,621
   Other net changes in operating
     activities                                          (14,020)       (10,428)
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        Net cash provided by operating
          activities                                      22,285          9,120
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Investing Activities:
  Capital expenditures                                   (25,970)       (13,318)
  Other investing activities                               1,357            947
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       Net cash used for investing
         activities                                      (24,613)       (12,371)
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Financing Activities:
  Payment of dividends                                    (3,170)        (1,704)
  Payments on debt                                          --           (2,800)
  Cash paid for common stock purchased
    and retired                                           (1,110)           (73)
  Other financing activities                               1,185            464
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       Net cash used for financing
         activities                                       (3,095)        (4,113)
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Net (decrease) in cash and
  cash equivalents                                        (5,423)        (7,364)
Cash and cash equivalents at
  beginning of period                                     12,809         29,636
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Cash and cash equivalents at
  end of period                                        $   7,386      $  22,272
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